UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 10 March 2000
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

                        Air Products and Chemicals, Inc.
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               (Exact name of registrant as specified in charter)


                     Delaware                               1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
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Item 5. Other Events.
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      NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO JAPAN OR CANADA

     THIS ANNOUNCEMENT DOES NOT CONSTITUTE AN EXTENSION OF A TENDER OFFER INTO THE UNITED STATES OF AMERICA FOR ORDINARY SHARES OR ANY OTHER SECURITIES OF THE BOC GROUP PLC. IT IS INTENDED TO EXTEND THE OFFER, IF AND WHEN MADE, INTO THE UNITED STATES OF AMERICA IN COMPLIANCE WITH THE PROCEDURAL AND FILING REQUIREMENTS OF THE EXCHANGE ACT AND THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC) THEREUNDER, EXCEPT TO THE EXTENT THAT EXEMPTIVE RELIEF THEREUNDER IS GRANTED BY THE SEC.


            EXTENSION OF THE PRE-CONDITIONAL OFFER FOR THE BOC GROUP
            --------------------------------------------------------


     LEHIGH VALLEY, Pa. (March 10, 2000) - Air Products and Chemicals, Inc. (NYSE:APD) announced today that it, Air Liquide, and the Panel on Takeovers and Mergers in the UK have agreed to an extension of the period for the satisfaction or waiver of the pre-conditions to the offer for BOC. The date has been extended from 13 March 2000 to 12 May 2000. This will provide more time for Air Products and Air Liquide to reach agreement with purchasers of assets that may have to be divested in the U.S. and, in parallel, to obtain approval from the U.S. Federal Trade Commission (FTC). The Board of BOC supports this extension as being in the best interests of its shareholders.

     Air Products and Air Liquide announced the recommended cash offer of (pound)14.60 per share for the entire issued share capital of BOC on 13 July 1999. The offer was subject to certain pre-conditions relating to regulatory clearances in Europe, Canada and the United States.

     Regulatory clearances have already been obtained in respect of Europe and Canada. Discussions with the FTC are continuing relating to U.S. regulatory clearance. Negotiations are progressing with potential buyers of assets that may have to be divested in the U.S. Air Products and Air Liquide expect the additional 60 days should enable them to finalize negotiations and conclude FTC discussions. It is expected that the offer will be made as soon as practicable after regulatory approval is obtained in the U.S.

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

     BOC intends to pay a special interim dividend of 5.4 pence per share to shareholders on the register of BOC at the close of business on the day prior to the offer being declared unconditional in all respects. This dividend would be paid within 21 days of the offer being declared unconditional in all respects. It has been agreed with Air Products and Air Liquide that the payment of this dividend will not affect the consideration of (pound)14.60 per BOC share proposed to be paid to BOC shareholders under the offer.



     Lazard Brothers & Co., Limited, which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting for Air Liquide and the Offeror (a company jointly owned by Air Products and Air Liquide which will make the offer for BOC) and for no one else in connection with the offer and will not be responsible to anyone other than Air Liquide and the Offeror for providing the protections afforded to customers of Lazard or for providing advice in relation to the offer.

     Morgan Stanley Dean Witter & Co. Limited and Goldman Sachs International, which are regulated in the United Kingdom by The Securities and Futures Authority Limited, are acting for Air Products and the Offeror and for no one else in connection with the offer and will not be responsible to anyone other than Air Products and the Offeror for providing the protections afforded to their respective customers or for providing advice in relation to the offer.

     J.P. Morgan, which is regulated in the United Kingdom by The Securities and Futures Authority Limited, is acting for BOC and for no one else in connection with the offer and will not be responsible to anyone other than BOC for providing the protections afforded to customers of J.P. Morgan or for providing advice in relation to the offer.

     Unless the Offeror otherwise determines, the offer will not be made, directly or indirectly, in or into Japan or Canada. Accordingly, copies of this announcement are not being, and must not be, mailed, forwarded or otherwise distributed or sent in, into or from Japan or Canada. It has been determined that the offer (but not the Loan Note Alternative), if and when made, will be made available in Australia.

     Investors and security holders are urged to read the tender offer documents (which will include an offer to purchase, a letter of transmittal or form of acceptance and related documents) regarding the proposed acquisition of BOC, when they become available, which will be included in the Tender Offer Statement on Schedule TO to be filed by the bidders with the SEC because they will contain important information. Once the documents have been filed, investors and security holders will be able to obtain a free copy of the tender offer documents upon request from the information agent or the UK receiving agent, the contact details for which will be made available by press release and advertisement at the time the offer is commenced. The tender offer documents filed with the SEC will be available for inspection at the public reference facilities of the SEC located in Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material may be obtained by mail, upon payment of the SEC's customary fees, from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.



                           Forward Looking Statements

     The forward-looking statements contained in this release are based on current expectations regarding important risk factors. Actual results may differ materially from those expressed. Factors that might cause forward-looking statements related to the proposed BOC acquisition to differ materially from actual results include, among other things, requirements, including divestiture requirements, or delays imposed by regulatory authorities to permit the transaction to be consummated; ultimate division of BOC assets and liabilities between Air Products and Air Liquide; unanticipated tax and other costs in separating the ownership of BOC's businesses and assets; ability to


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

     amortize goodwill over 40 years; overall economic and business conditions; demand for the goods and services of Air Products, BOC or their respective affiliates; competitive factors in the industries in which each of them competes; changes in government regulation; success of implementing synergies and other cost reduction programs; the timing, impact and other uncertainties of future acquisitions or combinations within relevant industries; fluctuations in interest rates and foreign currencies, and the price at which Air Products would issue additional equity; and the impact of tax and other legislation and regulations in the jurisdictions in which Air Products, BOC and their respective affiliates operate.



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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Air Products and Chemicals, Inc.
                               ----------------------------------------
                                   (Registrant)



Dated: 10 March 2000               By:       /s/ Leo J. Daley
                                      ---------------------------------
                                       Leo J. Daley
                                       Vice President - Finance
                                       (Chief Financial Officer)

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